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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 30, 2003
                Date of Report (Date of earliest event reported)

                        PHARMAKINETICS LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                      0-11580                 52-1067519
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

                             302 West Fayette Street
                            Baltimore, Maryland 21201
              (Address of principal executive offices and zip code)

                                 (410) 385-4500
                         (Registrant's telephone number,
                              including area code)

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ITEM 5.  OTHER EVENTS

As previously reported, PharmaKinetics Laboratories, Inc. (the "Registrant") entered into an Agreement and Plan of Merger with Bioanalytical Systems, Inc ("BASi") dated June 20, 2002, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of July 24, 2002 (the "Merger Agreement"), that provides for the merger of the Registrant with a wholly-owned subsidiary of BASi, with the Registrant being the survivor of the merger.

As previously reported, the Registrant executed a Secured Convertible Revolving Note dated November 14, 2002, in the principal amount of up to $925,000 payable to BASi (the "BASi Note"). The Registrant and BASi have executed an Amended and Restated Secured Convertible Revolving Note dated as of April 30, 2003 (the "BASi Restated Note"), which amends and restates the terms of the BASi Note for the purpose of extending the maturity date of the BASi Note from May 1, 2003 to June 30, 2003. The description of the BASi Restated Note and the transactions contemplated thereby are qualified in their entirety by reference to the provisions of the BASi Restated Note filed as Exhibit 10.1 to this Current Report on Form 8-K.

As previously reported, the Registrant executed a Convertible Promissory Note dated November 22, 2002, in the principal amount of $350,000 payable to Leslie
B. Daniels, a director of the Registrant (the "Daniels Note"). The Registrant and Mr. Daniels executed an Amendment to Convertible Promissory Note dated as of April 30, 2003 (the "Daniels Restated Note"), which amends and restates the terms of the Daniels Note for the purpose of extending the maturity date of the Daniels Note from May 1, 2003 to June 30, 2003. The description of the Daniels Restated Note and the transactions contemplated thereby are qualified in their entirety by reference to the provisions of the Daniels Restated Note filed as
Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

          Exhibit No.                  Description
          -----------                  -----------
          10.1 Amended and Restated Secured Convertible Revolving Note dated as of April 30, 2003, between the Registrant and Bioanalytical Systems, Inc. (filed herewith).

          10.2 Amended and Restated Convertible Promissory Note dated as of April 30, 2003, between the Registrant and Leslie
                         B. Daniels (filed herewith).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHARMAKINETICS LABORATORIES, INC.

Date: May 14, 2003                  By: /s/ James M. Wilkinson, II, Ph.D.
                                        --------------------------------------
                                        James M. Wilkinson, II, Ph.D.
                                        Chief Executive Officer and President
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                                INDEX TO EXHIBITS

Exhibits

        Exhibit No.                      Description
        -----------                      -----------
        10.1 Amended and Restated Secured Convertible Revolving Note dated as of April 30, 2003, between the Registrant and Bioanalytical Systems, Inc. (filed herewith).

        10.2 Amended and Restated Convertible Promissory Note dated as of April 30, 2003, between the Registrant and Leslie B. Daniels (filed herewith).